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                                                                     EXHIBIT 1-A





                             OTTER TAIL CORPORATION

                                  $
                                   ------------

                                [DEBT SECURITIES]

                             UNDERWRITING AGREEMENT


                                                                          , 2002
                                                                  ----- --
[NAMES OF UNDERWRITERS]

c/o      [LEAD UNDERWRITER]
         [ADDRESS]


Ladies and Gentlemen:

         Otter Tail Corporation, a Minnesota corporation (the COMPANY), hereby confirms its agreement with the several Underwriters (as defined below) as follows:

         1. Purchase and Sale. Upon the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the several firms or corporations named in Schedule I hereto and any firm or corporation substituted as provided in Section 9 hereof as if such firm or corporation had originally been a party to this Agreement (each, an UNDERWRITER), and each Underwriter agrees, at the time and place herein specified, severally and not jointly, to purchase from the Company, at a purchase price of [____]% of the principal amount thereof, the respective principal amounts of the Company's [Debt Securities] (the SECURITIES) set forth opposite such Underwriter's name on Schedule I hereto and having the terms set forth in the Prospectus (as defined in Section 2(a) hereof). The Securities will be issued pursuant to an Indenture (For Unsecured Debt Securities) dated as of November 1, 1997 (the INDENTURE) between the Company and U.S. Bank National Association (formerly First Trust National Association), as trustee (the Trustee).

         2. Representations and Warranties of Company. The Company represents and warrants to, and covenants and agrees with, the several Underwriters that:


                  (a) Filing of Registration Statement and any Preliminary Prospectus with SEC. The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the 1933 ACT), and has filed with the Securities and Exchange Commission

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(the SEC) the Registration Statement (as defined below) and each Preliminary
Prospectus (as defined below) relating to the Securities, if any, required to be filed pursuant to Rule 424 under the 1933 Act; and the Registration Statement has been declared effective by the SEC under the 1933 Act and meets the requirements set forth in paragraph (a)(1)(ix) or (a)(1)(x) of Rule 415 under the 1933 Act and complies in all other material respects with such Rule 415. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the 1933 Act and no proceedings for that purpose have been instituted or, to the best of the Company's knowledge, threatened by the SEC, and any request on the part of the SEC for additional information in connection with the Registration Statement has been complied with by the Company. For purposes of this Agreement, the following terms used herein shall have the following meanings: (i) REGISTRATION STATEMENT shall mean the registration statement on Form S-3 (No. 333-[_____]) filed by the Company with the SEC for the registration under the 1933 Act of debt securities of the Company, including the Securities, as amended and supplemented to the date of this Agreement and including the exhibits thereto, and shall be deemed to include the Incorporated Documents (as defined below) as of the date hereof;
(ii) INCORPORATED DOCUMENTS shall mean the documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the 1934 ACT), that are, or are deemed to be, incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act; (iii) PRELIMINARY PROSPECTUS shall mean (A) any prospectus included in the Registration Statement prior to the initial Effective Date (as defined below), or (B) any supplement to the prospectus included in the Registration Statement at the initial Effective Date, as such prospectus may be amended or supplemented as of the date thereof, used in connection with the offering and sale of the Securities (other than making confirmations of sales of the Securities) filed with the SEC pursuant to Rule 424 under the 1933 Act, and shall in each case be deemed to include the Incorporated Documents; (iv) PROSPECTUS shall mean the prospectus included in the Registration Statement at the initial Effective Date, as such prospectus may be amended or supplemented (including by Incorporated Documents) as of the date hereof, including by a supplement thereto specifying the terms of the Securities and the plan of distribution thereof (the PROSPECTUS SUPPLEMENT), as first filed with the SEC pursuant to Rule 424(b) under the 1933 Act; and (v) EFFECTIVE DATE shall mean the later of (x) the date or time that the Registration Statement or any post-effective amendment thereto was declared effective by the SEC under the 1933 Act and (y) the time when the Company filed its latest Annual Report on Form 10-K with the SEC under the 1934 Act. For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall mean (i) amendments or supplements to the Registration Statement or the Prospectus, respectively, and (ii) Incorporated Documents, in each case filed with the SEC after the date hereof and prior to the completion of the distribution of the Securities; provided, however, that any supplement to the Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act with respect to an offering of securities of the Company other than the Securities shall not be deemed to be a supplement to, or a part of, the Prospectus.

                  (b) Registration Statement; Prospectus; Incorporated Documents. (i) The Registration Statement, at the Effective Date, any Preliminary Prospectus, at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the Underwriters for their use in marketing the Securities, and the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the


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Underwriters for their use in making confirmations of sales of the Securities, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1933 Act, the Trust Indenture Act of 1939, as amended (the 1939 ACT), and, in each case, the rules and regulations of the SEC thereunder; (ii) the Registration Statement, at the Effective Date, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act, when delivered to the Underwriters for their use in making confirmations of sales of the Securities, and at the Closing Date (as defined herein) will not and any Preliminary Prospectus, at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the Underwriters for their use in marketing the Securities, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) each Incorporated Document, at the time it was or is filed with the SEC pursuant to the 1934 Act, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1934 Act and the rules and regulations of the SEC thereunder and, at such times, did not contain and will not contain, as the case may be, an untrue statement of a material fact and did not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that, in the case of clauses (i), (ii) and (iii) above, the Company makes no representation or warranty as to information furnished by the Underwriters in writing to the Company expressly for use in the Prospectus, which for purposes of this Agreement shall be deemed to consist solely of the statements in paragraphs [ ] under the caption "Underwriting" in the Prospectus Supplement (collectively, the UNDERWRITER INFORMATION).

                  (c) Indenture. The Indenture has been duly qualified under the 1939 Act, has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing (such exceptions, collectively, the EXCEPTIONS); and the Indenture will conform in all material respects to the description thereof contained in the Prospectus.

                  (d) Securities. The Securities have been duly authorized and, at the Closing Date (as defined herein), will have been duly executed by the Company, and, when authenticated in the manner provided for in the Indenture, issued and delivered against payment therefor pursuant to this Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by the Exceptions, and will be entitled to the benefits of the Indenture; and the Securities will conform in all material respects to the description thereof contained in the Prospectus.

                  (e) Agreement. This Agreement has been duly authorized, executed and delivered by the Company.


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                  (f) Due Incorporation and Qualification of the Company. The
Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to execute and deliver, and perform its obligations under, or as contemplated by, this Agreement, the Indenture and the Securities; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a MATERIAL ADVERSE EFFECT).

                  (g) Due Incorporation and Qualification of Subsidiaries. Each significant subsidiary (as defined in Rule 405 under the 1933 Act (a SIGNIFICANT SUBSIDIARY)) of the Company has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; each such subsidiary is duly qualified to do business as a foreign corporation or limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect; and all of the issued and outstanding common stock or other equity interests of each subsidiary (as defined in Rule 405 under the 1933 Act (a SUBSIDIARY)) of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and all of such common stock and such other equity interests are owned by the Company, directly or indirectly, free from liens, encumbrances and defects of title.

                  (h) Material Changes. Neither the Company nor any of its Significant Subsidiaries has sustained since the date of the latest audited consolidated financial statements incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as described in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as described in the Prospectus.

                  (i) No Conflicts; Minnesota Commission Order in Full Force and Effect; No Consents Required. The issuance and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the


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Company or any of its Significant Subsidiaries is subject except for such conflicts, breaches or violations that, individually or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Company's or any of its Significant Subsidiaries' articles of incorporation, bylaws or organizational or other constituent documents, each as amended (collectively, the ORGANIZATIONAL DOCUMENTS), or any statute, rule, regulation or other law, or any order or judgment, of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties; the Public Utilities Commission of Minnesota has issued its final order (the MINNESOTA COMMISSION ORDER) authorizing, among other things, (i) the Company's proposed capital structure after the issuance and sale by the Company of the Securities and (ii) the issuance and sale of the Securities by the Company on terms and conditions not inconsistent with the terms and conditions set forth in or contemplated by this Agreement, and such Minnesota Commission Order is in full force and effect and not the subject of any appeal or other proceeding and is sufficient to authorize the transactions contemplated by this Agreement; and no other filing with, or consent, approval, authorization, order, registration or qualification of, any court or governmental agency or body having jurisdiction over the Company or any of its properties is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained under the 1933 Act and the 1939 Act and such filings, consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

                  (j) Capital Stock. The Company has an authorized capitalization as set forth (or incorporated by reference) in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                  (k) No Defaults. The Company and its Significant Subsidiaries are not in violation of the Organizational Documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject except for such violations or defaults that, individually or in the aggregate, would not have a Material Adverse Effect.

                  (l) Litigation. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

                  (m) Financial Statements. The consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules


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and notes, present fairly the financial condition of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of income, common shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods therein specified; said financial statements comply as to form in all material respects with the 1933 Act, the 1934 Act and the rules and regulations of the SEC thereunder; said financial statements have been prepared in conformity with United States generally accepted accounting principles (GAAP) applied on a consistent basis throughout the periods involved, except as stated therein; the supporting schedules, if any, incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein; and the selected financial data and the summary financial information included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement.

                  (n) Independent Public Accountants. Deloitte & Touche LLP (the ACCOUNTANTS), who have audited certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the 1933 Act and the rules and regulations of the SEC thereunder.

                  (o) Environmental Matters. Except as described in the Prospectus, each of the Company and its Significant Subsidiaries (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (ENVIRONMENTAL LAWS), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws or failure to receive, or comply with the terms and conditions of required permits, licenses or approvals, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         3.       Offering; Delivery of Securities.

                  (a) Offering. The Underwriters have advised the Company that they propose to make a public offering of the Securities as soon after the effectiveness of this Agreement as in their judgment is advisable. The Underwriters have further advised the Company that they will offer the Securities to the public at the initial public offering price specified in the Prospectus plus accrued interest thereon, if any, from the Closing Date to the date of delivery of the Securities.

                  (b) Delivery of Securities. Delivery of the Securities against payment of the purchase price therefor in immediately available funds by wire
transfer, shall be made prior to 1:00 P.M., New York City time, on             ,
2002 in book-entry form through the facilities of The Depository Trust Company, New York, New York (DTC), or at such other time and date as may be agreed upon in writing by the Company and [Name of Lead Underwriter]. Delivery of the documents required by Section 5 hereof with respect to the Securities shall be made at such time and date at the offices of Pillsbury Winthrop LLP (UNDERWRITERS' COUNSEL), or


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at such other location as may be agreed upon in writing by the Company and [Name of Lead Underwriter]. For purposes of this Agreement, CLOSING DATE shall mean the hour and date of such delivery and payment.

                  The Securities shall be issued in the form of a global certificate registered in the name of "Cede & Co.," as nominee of DTC. For the purpose of expediting the Representative's checking of the Securities by the Underwriters, the Company agrees to make the Securities available to the Underwriters for such purpose at the offices of DTC (or a custodian thereof) in New York, New York, not later than 1:00 P.M., New York City time, on the business day preceding the Closing Date or at such other time and place as may be agreed upon by the Company and [Name of Lead Underwriter]. It is understood that each Underwriter has authorized [Name of Lead Underwriter] to execute this Agreement on its behalf and, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. [Name of Lead Underwriter], individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Date but such payment shall not relieve such Underwriter from its obligations hereunder.

         4. Covenants of Company. The Company covenants and agrees with the several Underwriters that:

                  (a) Filing of Prospectus. The Company will promptly transmit copies of the Prospectus, and any amendments or supplements thereto, to the SEC for filing pursuant to Rule 424(b) under the 1933 Act.

                  (b) Copies of Registration Statement and Prospectus; Notice of Stop Orders. The Company will deliver to the Underwriters (i) one conformed copy of the Registration Statement as originally filed, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), (ii) conformed copies of any amendments to the Registration Statement, including copies of the Incorporated Documents (other than exhibits thereto), and (iii) a conformed copy of each consent included or incorporated by reference in, or filed as an exhibit to, the Registration Statement as so amended; the Company will deliver to the Underwriters as soon as practicable after the date of this Agreement as many copies of the Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act; the Company will promptly advise the Underwriters of the issuance of any stop order under the 1933 Act with respect to the Registration Statement (as amended) or the institution of any proceedings therefor, or the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, of which the Company shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Securities; and the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to secure the prompt removal thereof.

                  (c) Filing of Amendments or Supplements. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will not file any amendment or supplement to the


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Registration Statement, the Prospectus (or any other prospectus relating to the
Securities filed pursuant to Rule 424(b) under the 1933 Act that differs from the Prospectus as filed pursuant to such Rule 424(b)) or any Incorporated Document to which the Underwriters or Underwriters' Counsel shall reasonably object.

                  (d) Compliance with 1933 Act. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will comply, at its own expense, with all requirements imposed by the 1933 Act, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Securities during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

                  (e) Certain Events and Amendments or Supplements. If, during the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or any dealer, (i) any event relating to or affecting the Company or of which the Underwriters shall advise the Company in writing shall occur as a result of which, in the opinion of the Underwriters or in the opinion of the Company, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act, the 1934 Act or the 1939 Act or the rules and regulations of the SEC thereunder, the Company will promptly at its expense prepare and furnish to the Underwriters a reasonable number of copies of such amendment or supplement that will correct such statement or omission or effect such compliance.

                  (f) Blue Sky Qualifications. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation, qualify as a dealer in securities or file a general consent to service of process under the laws of any jurisdiction.

                  (g) Earning Statement. In accordance with Rule 158 under the 1933 Act, the Company will make generally available to its security holders and to holders of the Securities, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158 under the 1933
Act) of the Registration Statement.

                  (h) Exchange Act Documents; Ratings Notification. During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will file promptly all documents required to be filed


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with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act; and
the Company will promptly notify the Underwriters of any written notice given to the Company by any "nationally recognized statistical rating organization" within the meaning of Rule 436(g)(2) under the 1933 Act (a RATING AGENCY) of any decrease in any rating of any securities of the Company, any intended decrease (including any "credit watch" or "negative outlook" status) in any such rating or any intended change in any such rating that does not indicate the direction of the possible change of any such rating, in each case by any such Rating Agency.

                  (i) No Issuance Period. During the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities, as determined by the Underwriters, and (ii) 30 days after the Closing Date, the Company will not, without the prior written consent of [Name of Lead Underwriter], offer for sale, sell or enter into any agreement to sell, or otherwise dispose of, any debt securities of the Company with a maturity of greater than one year, except for the Securities.

                  (j) Payment of Expenses. Whether or not any sale of the Securities is consummated, the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Dorsey & Whitney LLP, counsel for the Company (COMPANY COUNSEL), and the Accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments or supplements thereto and the mailing and delivering of copies thereof to the Underwriters and any dealers; (ii) the cost of printing or producing this Agreement, the Indenture, any blue sky memorandum, closing documents (including any compilations thereof) and other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(f) hereof, including the reasonable fees and disbursements of Underwriters' Counsel in connection with such qualification and in connection with any such blue sky memorandum;
(iv) any fees charged by a Rating Agency for rating the Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of Underwriters' Counsel in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and disbursements of the Trustee and any agent of the Trustee and the fees and disbursements of their counsel in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 4(j); but, if for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than due to a default by the Underwriters), the Company will reimburse the Underwriters for all out-of-pocket expenses, including reasonable fees and disbursements of Underwriters' Counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to the Underwriters with respect to the Securities except as provided in this Section 4(j) and Section 6 hereof. It is understood that, except as provided in this Section 4(j) and
Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offers the Underwriters may make.


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                  5. Conditions to Underwriters' Obligations. The obligations of the Underwriters under this Agreement shall be subject to the condition that all representations and warranties of the Company contained in this Agreement are, at and as of the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder on or prior to the Closing Date and the following additional conditions:

                  (a) Filing of Prospectus with SEC; No Stop Order; Minnesota Commission Order in Full Force and Effect. The Prospectus, and any supplements thereto, shall have been filed with the SEC within the time period prescribed for such filing by Rule 424(b) under the 1933 Act and in accordance with Section 4(a) hereof; all requests for additional information on the part of the SEC in connection with the Registration Statement shall have been complied with to the reasonable satisfaction of the Underwriters; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC; and the Minnesota Commission Order shall be in full force and effect and such order shall not have been amended or modified to include conditions or restrictions which the Underwriters in good faith determine to be unduly burdensome.

                  (b) Opinion of Underwriters' Counsel. At the Closing Date, Underwriters' Counsel shall have furnished to the Underwriters an opinion, dated the Closing Date, with respect to the validity of the Securities, the Prospectus and the Registration Statement and such other related matters as the Underwriters may reasonably request, and Underwriters' Counsel shall have received such documents and information as it may reasonably request to enable it to pass upon such matters. In rendering such opinion, such counsel (A) may rely as to matters involving the application of the laws of the State of Minnesota upon the opinion of Company Counsel rendered pursuant to Section 5(c)(i) hereof, and (B) may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                  (c) Opinions of Counsel to the Company. At the Closing Date,
(i) Company Counsel shall have furnished to the Underwriters an opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, with respect to clauses (i), (iv) -- (xi), inclusive, below, and (ii) George A. Koeck, General Counsel and Corporate Secretary of the Company, shall have furnished to the Underwriters an opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, with respect to clauses (ii), (iii) and (xii) below:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and to execute and deliver, and perform its obligations under, this Agreement, the Indenture and the Securities; the Company is duly qualified as a foreign corporation to transact business and is in good standing in the States of North Dakota and South Dakota; and the Company is subject as to rates, issuances of securities, service and other matters to the jurisdiction of certain authorities as and to the extent stated in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 under the caption "Business--Narrative Description of Business--Electric--General Regulation;"

                  (ii) each Significant Subsidiary of the Company has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; each such subsidiary is duly qualified to do business as a foreign corporation or limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a Material Adverse Effect; and all of the issued and outstanding common stock or other equity interests of each Significant Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and all of such common stock and such other equity interests are owned by the Company, directly or indirectly, free from liens, encumbrances and defects of title;

                  (iii) to the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated;

                  (iv) the Company has an authorized capitalization as set forth (or incorporated by reference) in the Prospectus;

                  (v) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vi) the Securities have been duly authorized and executed by the Company and, when authenticated in the manner provided for in the Indenture, and issued and delivered against payment therefor pursuant to this Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by the Exceptions, and are entitled to the benefits of the Indenture; and the Securities conform in all material respects to the description thereof in the Prospectus;

                  (vii) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Exceptions; the Indenture conforms in all material respects to the description thereof in the Prospectus; and the Indenture has been duly qualified under the 1939 Act;

                  (viii) the issuance and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except for such conflicts, breaches or violations that, individually or in the aggregate, would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the Organizational Documents or any statute, rule, regulation or other law, or any order or judgment known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties;

                  (ix) the Minnesota Commission Order is, to the best of such counsel's knowledge, in full force and effect and not the subject of any appeal or other proceeding and no other filing with, or consent, approval, authorization, order, registration or qualification of, any court or governmental agency or body having jurisdiction over the Company or any of its properties is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained under the 1933 Act and the 1939 Act and such filings, consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (x) the Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act (except in each case as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass), complied as to form in all material respects with the requirements of the 1933 Act and the 1939 Act and the respective rules and regulations of the SEC thereunder; each Incorporated Document as originally filed pursuant to the 1934 Act (except as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass) complied as to form when so filed in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder; the Registration Statement has become effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the 1933 Act; and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement (except as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at the date hereof or on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xi) such counsel does not know of any legal or governmental proceeding or any franchise, contract or other document required to be described in, or filed as an exhibit to, the Registration Statement or incorporated by reference in the Prospectus that is not so described or filed or incorporated by reference as required; and

                  (xii) the statements included or incorporated by reference in the Prospectus describing statutes, legal and other governmental proceedings and franchises, material contracts or other agreements relating to the Company are accurate in all material respects and fairly summarize such matters.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Registration Statement and the Prospectus in this Section 5(c) shall be deemed to include amendments or supplements thereto.


                  (d) Letter of Accountants. On the date of this Agreement, and at the Closing Date, the Accountants shall have furnished to the Underwriters letters, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the 1933 Act and the rules and regulations of the SEC thereunder with respect to the Company and its subsidiaries and stating in effect that:

                  (i) in the opinion of the Accountants, the consolidated financial statements and schedules included or incorporated by reference in the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the respective rules and regulations of the SEC thereunder; and

                  (ii) on the basis of a reading of the unaudited consolidated financial statements included or incorporated by reference in the Prospectus and the latest available interim unaudited consolidated financial statements of the Company, the performance of the procedures specified by the American Institute of Certified Public Accountants for a review of any such financial statements as described in Statement on Auditing Standards No. 71, inquiries of officials of the Company responsible for financial and accounting matters and a reading of the minutes of meetings of the stockholders and the Board of Directors of the Company and the Audit Committees thereof through a specified date not more than five days prior to the date of the applicable letter, nothing came to the attention of the Accountants that caused them to believe that: (A) any material modification should be made to the unaudited consolidated financial statements included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles or any such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act and the respective rules and regulations of the SEC thereunder; (B) for the period from the date of the latest unaudited consolidated financial statements included or incorporated by reference in the Prospectus through the date of the most recent available consolidated financial statements of the Company, there were any decreases in operating revenues, operating income, other income or net income as compared with the comparable period of the preceding year; or (C) at the date of the most recent available financial statements of the Company and at a subsequent date not more than five days prior to the date of such letter, there was any change in the capital stock or long-term debt of the Company or any decrease in its net assets as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur, or for changes or decreases that are described in such letter that are reasonably satisfactory to the Underwriters.

Such letter shall also cover such other matters as the Underwriters shall reasonably request, including but not limited to the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Prospectus and any other information of an accounting, financial or statistical nature included or incorporated by reference therein.

                  (e) No Material Changes. (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained, since the date of the most recent audited consolidated financial statements included or incorporated by reference in the Prospectus, any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or consolidated results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of [Name of Lead Underwriter] so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                  (f) Ratings; No Downgrading of Ratings or Credit Review. The Underwriters shall have received evidence reasonably satisfactory to them that Moody's Investors Service and Standard & Poor's have publicly assigned to the Securities ratings of [ ] and [ ], respectively, which ratings shall be in full force and effect at the Closing Date; and, on or after the date of this Agreement, (i) no downgrading shall have occurred in the rating of the Company's unsecured debt securities by any Rating Agency and (ii) no Rating Agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company's unsecured debt securities.

                  (g) Nonoccurrence of Certain Events. On or after the date of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally by the SEC, any national securities exchange or The Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company's securities by the

SEC, any national securities exchange or The Nasdaq Stock Market; (iii) a general moratorium on commercial banking activities declared by Federal or New York State authorities or a material disruption in commercial banking services in the United States; or (iv) a material disruption in securities settlement or clearance services in the United States or any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other international or national calamity or crisis, in each case, involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv), in the judgment of the [Name of Lead Underwriter], makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                  (h) Officers' Certificate. At the Closing Date, the Company shall have furnished or caused to be furnished to the Underwriters a certificate of the Chief Executive Officer of the Company and the principal financial or accounting officer of the Company as to the accuracy of the representations and warranties of the Company herein (taking into account any amendments or supplements to the Registration Statement or the Prospectus) on and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed on or prior to the Closing Date, as to the matters set forth in Sections 5(a) and 5(e) hereof and as to such other matters as the Representative may reasonably request.

                  (i) Other Documents and Certificates. At the Closing Date, Underwriters' Counsel shall have been furnished with all such documents, certificates and opinions as Underwriters' Counsel may reasonably request and that are customary for transactions of a similar nature, and of which the Company has been notified in writing prior to the date hereof, in order to evidence the accuracy and completeness of any of the representations, warranties, certificates or other written statements of the Company provided to the Underwriters pursuant to this Agreement, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained. All proceedings taken by the Company at or prior to the Closing Date in connection with the authorization, issuance and sale of the Securities as contemplated by this Agreement, including, without limitation, the execution of this Agreement, shall be reasonably satisfactory in form and substance to the Underwriters and Underwriters' Counsel.

                  In case any of the conditions specified above in this Section 5 shall not have been fulfilled, this Agreement may be terminated by the Underwriters upon notice thereof to the Company (in writing, or orally if promptly confirmed in writing). Any such termination shall be without liability of either party to the other party except as otherwise provided in Section 4(j) hereof and except for any liability under Section 6 hereof.

          6.      Indemnification and Contribution

                  (a) Indemnification by Company. The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages, liabilities or expenses, as and when incurred, to which such Underwriter may become subject, joint or several, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or claims in respect thereof), arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse such Underwriter for any reasonable expenses (including reasonable fees and expenses for no more than one law firm for the Underwriters) when and as incurred by such Underwriter in connection with investigating or defending any such action or claim (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Company); provided, however, that the Company shall not be liable in any such case to an Underwriter to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Securities or any such amendment or supplement thereto in reliance upon and in conformity with the Underwriter Information.

                  (b) Indemnification by the Underwriters. Each Underwriter, severally, will indemnify and hold harmless the Company against any losses, claims, damages, liabilities or expenses to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Securities or any such amendment or supplement, in reliance upon and in conformity with the Underwriter Information, and will reimburse the Company for any reasonable expenses (including reasonable fees and expenses for no more than one law firm for the Company) when and as incurred by the Company in connection with investigating or defending any such action or claim (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Representative).

                  (c) General. Promptly after receipt by an indemnified party under Section 6(a) or 6(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 6(a) or 6(b) hereof, notify such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any such indemnified party otherwise than under Section 6(a) or 6(b) hereof. In case any such action shall be brought against any such indemnified party and it shall notify such indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 6(a) or (b) hereof similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to such indemnifying party), and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 6(a) or 6(b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. If at any time such indemnified party shall have requested such indemnifying party under Section 6(a) or 6(b) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a) or (b) hereof effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of such request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) Contribution. If the indemnification provided for in this
Section 6 is unavailable to or insufficient to indemnify or hold harmless an indemnified party under Section 6(a) or 6(b) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 6(a) or 6(b) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions the Underwriters received. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 6(d). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. The obligations of the Underwriters to contribute hereunder are several and not joint. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Scope of Obligations. The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative and to each person, if any, who controls each Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company who signed the Registration Statement, to each other officer, director, employee, agent or other representative of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

         7. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of the Company or the Underwriters, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters, any of their officers, directors, employees, agents or other representatives or controlling persons, or the Company, any officer or director of the Company who signed the Registration Statement or any controlling person of the Company, and shall survive delivery of and payment for the Securities.

         8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to [Name of Lead Underwriter] at the address set forth on the first page of this Agreement, attention of [

]; and notices to the Company shall be directed to Otter Tail Corporation, 3203 32nd Avenue South, Suite 110, P.O. Box 9156, Fargo, North Dakota 59106-9156, attention of George A. Koeck, General Counsel and Corporate Secretary.

         9. Default by an Underwriter. If any Underwriter shall default on its obligation to purchase the Securities that it has agreed to purchase under this Agreement, the non-defaulting Underwriters may in their discretion arrange for themselves or another firm or corporation or firms or corporations to purchase such Securities on the terms contained herein. If, within thirty-six hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another firm or corporation or firms or corporations satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriters shall notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Securities, the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days in order to effect whatever changes may be thereby made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the non-defaulting Underwriters may thereby be made necessary. If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of the Securities that such Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of the Securities that such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company, the aggregate principal amount of the Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, or if the Company shall not exercise the right to require non-defaulting Underwriters to purchase the Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company. The term "Underwriter" for purposes of this Agreement includes any such person substituted for the defaulting Underwriter. Notwithstanding any termination pursuant to this Section 9, the provisions of Sections 4(j), 6, 7 and 10 hereof shall remain in effect.

         10. Miscellaneous. The rights and duties of the parties to this Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York. This Agreement shall be binding upon, and inure solely to the benefit of, the Company and the Underwriters except to the extent provided in Section 6(e) hereof, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No person who purchases any of the Securities from the Underwriters shall be deemed a successor or assign by reason merely of such purchase. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The word "or" shall not be exclusive, and all references in this Agreement to the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or subdivision hereof, and the captions to such Sections and subdivisions are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding, please sign and return to the Company the enclosed duplicate hereof, whereupon this Agreement will become a binding agreement between the Company and you in accordance with its terms.

                                         Very truly yours,

                                         OTTER TAIL CORPORATION



                                         By:
                                            ------------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:

[NAMES OF UNDERWRITERS]

BY: [NAME OF LEAD UNDERWRITER]


By:
   ------------------------------
   Name:
   Title:

                                   SCHEDULE I



                                                                AGGREGATE
                                                                PRINCIPAL
                                                                AMOUNT OF
NAME OF UNDERWRITER                                             SECURITIES
-------------------------------------------------------------  -------------

                                                               $







                                                                 ----------

TOTAL.......................................................    $
                                                                 ----------